SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  March 26, 2001



DLJ MORTGAGE ACCEPTANCE CORP., (as depositor under the Pooling and Servicing Agreement, dated December 1, 2000, providing for the issuance of the DLJ ABS Trust Series 2000-7 Mortgage Pass-Through Certificates, Series 2000-7).


                        DLJ MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-75921-08                 13-3460894
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


c/o Donaldson Lufkin & Jenrette
277 Park Avenue, 9th Floor
New York, New York                                                10172
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 892-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's DLJ ABS Trust Series 2000-7 Mortgage Pass-Through Certificates, Series 2000-7 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2000 (the "Agreement"), among DLJ Mortgage Acceptance Corp, as the depositor (the "Depositor"), DLJ Mortgage Capital, Inc., as the seller (the "Seller"), Calmco Servicing, L.P., as the servicer (the "Servicer") and as the special servicer (the "Special Servicer"), Old Kent Mortgage Company as the servicer (the "Servicer"), and The Chase Manhattan Bank as the trustee (the "Trustee").

     On March 26, 2001, distribution was made to the Certificateholders. Specific information with respect to this distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on March 26, 2001, as Exhibit 99.1.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date: July 19, 2001                  By:   /s/ Thomas M. Britt
                                           Thomas M. Britt
                                           Trust Officer

INDEX TO EXHIBITS

      Exhibit
      Number                  Description of Exhibits

      99.1     Statement to Certificateholders on March 26, 2001

                                  Exhibit 99.1

              Monthly Certificateholder Statement on March 26, 2001



                                               DLJ ABS TRUST 2000-7
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   March 26, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------

           ORIGINAL            BEGINNING                                                                              ENDING
           FACE                PRINCIPAL                                                    REALIZED   DEFFERED       PRINCIPAL
CLASS      VALUE               BALANCE         PRINCIPAL       INTEREST          TOTAL      LOSSES     INTEREST       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1      126,878,000.00    124,877,214.47    1,380,193.70     715,962.70     2,096,156.40      0.00       0.00    123,497,020.77
A2       46,745,000.00     44,888,618.11    1,453,618.04     201,799.28     1,655,417.32      0.00       0.00     43,435,000.07
A3       45,653,000.00     44,589,124.32      766,359.01     202,186.91       968,545.92      0.00       0.00     43,822,765.31
A4      177,000,000.00    172,875,325.93    2,971,230.43     789,271.90     3,760,502.33      0.00       0.00    169,904,095.50
M1       12,647,000.00     12,647,000.00            0.00      61,281.74        61,281.74      0.00       0.00     12,647,000.00
M2       10,539,000.00     10,539,000.00            0.00      54,346.11        54,346.11      0.00       0.00     10,539,000.00
B         2,107,250.00      2,107,250.00            0.00      12,751.20        12,751.20      0.00       0.00      2,107,250.00
R                50.00              0.00            0.00           0.00             0.00      0.00       0.00              0.00
P                 0.00              0.00            0.00     125,069.41       125,069.41      0.00       0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS  421,569,300.00    412,523,532.83    6,571,401.18   2,162,669.25     8,734,070.43      0.00       0.00    405,952,131.65
-----------------------------------------------------------------------------------------------------------------------------------
X                 0.00              0.00            0.00           0.00             0.00      0.00       0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------------




             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                             PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                     PRIOR                                                               CURRENT                        CURRENT
                     PRINCIPAL                                                           PRINCIPAL                      PASS-THRU
CLASS     CUSIP      FACTOR            PRINCIPAL     INTEREST            TOTAL           FACTOR         CLASS           RATE
-----------------------------------------------------------------------------------------------------------------------------------
A1    US23323CCL72     984.23063470     10.87811677   5.64292233       16.52103911      973.35251793    A1             6.880000 %
A2    US23323CCM55     960.28704910     31.09675987   4.31702385       35.41378372      929.19028923    A2             5.780000 %
A3    US23323CCN39     976.69647822     16.78660789   4.42877598       21.21538387      959.90987033    A3             5.830000 %
A4    US23323CCP86     976.69675667     16.78661260   4.45916328       21.24577588      959.91014407    A4             5.870000 %
M1    US23323CCQ69   1,000.00000000      0.00000000   4.84555547        4.84555547    1,000.00000000    M1             6.230000 %
M2    US23323CCR43   1,000.00000000      0.00000000   5.15666667        5.15666667    1,000.00000000    M2             6.630000 %
B     US23323CCS26   1,000.00000000      0.00000000   6.05110927        6.05110927    1,000.00000000    B              7.780000 %
R     US23323CCT09       0.00000000      0.00000000   0.00000000        0.00000000        0.00000000    R              5.780000 %
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                 978.54263304     15.58795002   5.13004446       20.71799448      962.95468301
-----------------------------------------------------------------------------------------------------------------------------------




If there are any questions or problems with this statement, please contact the Administrator listed below:

                                THOMAS BRITT
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                      TEL:  212/946-3228 / FAX: 212/946-8302
                            EMAIL: THOMAS.BRITT@CHASE.COM


                                               DLJ ABS TRUST 2000-7
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   March 26, 2001
-----------------------------------------------------------------------------------------------------------------------------------

Sec. 4.05 (i)           Scheduled Principal                                                    819,707.79
                        Curtailments                                                           106,509.29
                        Payoffs                                                              5,105,390.62

Sec. 4.05 (ii)          Scheduled Interest Amount                                            3,602,329.70

                        Class A1 Carryforward Interest Amount                                        0.00
                        Class A2 Carryforward Interest Amount                                        0.00
                        Class A3 Carryforward Interest Amount                                        0.00
                        Class A4 Carryforward Interest Amount                                        0.00
                        Class M1 Carryforward Interest Amount                                        0.00
                        Class M2 Carryforward Interest Amount                                        0.00
                        Class B  Carryforward Interest Amount                                        0.00
                        Class R  Carryforward Interest Amount                                        0.00

Sec. 4.05 (iii)         Class A1 Basis Risk Shortfall                                                0.00
                        Class A2 Basis Risk Shortfall                                                0.00
                        Class A3 Basis Risk Shortfall                                                0.00
                        Class A4 Basis Risk Shortfall                                                0.00
                        Class M1 Basis Risk Shortfall                                                0.00
                        Class M2 Basis Risk Shortfall                                                0.00
                        Class B  Basis Risk Shortfall                                                0.00
                        Class R  Basis Risk Shortfall                                                0.00

Sec. 4.05 (iv)          Beginning Aggregate Collateral Balance                             413,472,771.94
                        Ending Aggregate Collateral Balance                                408,021,406.88

                        Targeted Overcollateralization Amount                                2,108,149.91
                        Overcollateralization Amount                                         2,069,275.23
                        Overcollateralization Release Amount                                         0.00

Sec. 4.05 (vi)          Servicing Fee                                                          152,157.42
                        GEMICO PMI Fee                                                         282,967.58

Sec. 4.05 (viii)        Current Advances                                                             0.00
                        Aggregate Advances Outstanding                                               0.00

Sec. 4.05 (ix)          Loans in Delinquency

                        ----------------------------------------------------------------------
                                                   GROUP TOTALS
                        ----------------------------------------------------------------------
                        Period           Number          Principal Balance        Percentage
                        ----------------------------------------------------------------------
                        1 Month           214             20,616,427.75             5.05 %
                        2 Month            67              6,056,309.07             1.48 %
                        3 Month            46              4,469,481.87             1.10 %
                        Total             327             31,142,218.69             7.63 %
                        ----------------------------------------------------------------------



                                               DLJ ABS TRUST 2000-7
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                 March 26, 2001
-----------------------------------------------------------------------------------------------------------------------------------

                        Loans in Foreclosure
                                                   GROUP TOTALS
                             ---------------------------------------------------------------
                                NUMBER               PRINCIPAL                 PERCENTAGE
                                                     BALANCE
                             ---------------------------------------------------------------
                                   0                       0.00                  0.00 %
                             ---------------------------------------------------------------


                        Loans in Bankruptcy
                                                   GROUP 1
                             ---------------------------------------------------------------
                                NUMBER               PRINCIPAL                 PERCENTAGE
                                                     BALANCE
                             ---------------------------------------------------------------
                                    0                      0.00                  0.00%
                             ---------------------------------------------------------------

                                                   GROUP 2
                             ---------------------------------------------------------------
                                NUMBER               PRINCIPAL                 PERCENTAGE
                                                     BALANCE
                             ---------------------------------------------------------------
                                    0                      0.00                  0.00%
                             ---------------------------------------------------------------

                                                   GROUP 3
                             ---------------------------------------------------------------
                                NUMBER               PRINCIPAL                 PERCENTAGE
                                                     BALANCE
                             ---------------------------------------------------------------
                                    0                      0.00                  0.00%
                             ---------------------------------------------------------------



Sec. 4.05 (x)           Number of Prepayment Penalties                                                 0.00
                        Balance of Prepayment Penalties                                          125,069.41

Sec. 4.05 (xi)          Rolling Three Month Dellnquency Rate                                           0.02%

Sec. 4.05 (xii)         Total Number of REO Loans                                                      0.00
                        Total Balance of REO Loans                                                     0.00

Sec. 4.05 (xiii)        Current Realized Losses                                                        0.00
                        Cumulative Realized Losses                                                     0.00

Sec. 4.05 (xiv)         Weighted Average Term to Maturity of Mortgage Loans                            0.00




                                                                (c) copyright 2000, Chase Manhattan Corporation
